UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

On August 1, 2018, the stockholders of Xtant Medical Holdings, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) at the 2018 annual meeting of stockholders. The Board previously approved the 2018 Plan, subject to approval by the Company’s stockholders, on June 13, 2018.

The 2018 Plan became effective immediately upon approval by the Company’s stockholders and will expire on July 31, 2028, unless terminated earlier by the Board. The 2018 Plan replaced the Amended and Restated Xtant Medical Equity Incentive Plan (the “Prior Plan”). The 2018 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board may select 2018 Plan participants and determine the nature and amount of awards to be granted. Subject to adjustment as provided in the 2018 Plan, the number of shares of Company common stock available for issuance under the 2018 Plan is 1,307,747 shares.

The foregoing summary of the 2018 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2018 Plan can be found in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2018, as amended.

Also on August 1, 2018, the Board approved forms of award agreements for use in granting stock options, restricted stock units and restricted stock awards under the 2018 Plan. These forms are filed as Exhibits 10.2, 10.3 and 10.4 to this report and incorporated herein by reference.

2018 Bonus Plan

Also on August 1, 2018, the Board approved the material terms of a discretionary bonus plan for 2018 applicable to Carl D. O’Connell, the Company’s Chief Executive Officer, and the Company’s other executive officers, which annual bonuses are tied closely to the Company’s financial performance for the fiscal year ended December 31, 2018 (the “2018 Bonus Plan”). Under the 2018 Bonus Plan, each participant will be eligible to earn a discretionary annual bonus based on the Company’s achievement in 2018 of performance goals relating to total sales, hardware sales, adjusted EBITDA (earnings before interest, taxes and depreciation) and free cash flow (cash from operations minus capital expenditures). For Mr. O’Connell, the goals will be weighted as follows:

Performance Criteria	Weighting
Total sales	25%
Hardware sales	15%
Adjusted EBITDA	50%
Free cash flow	10%

Mr. O’Connell’s target bonus opportunity is equal to 50% of his annual base salary. The amount of any bonus to be paid to Mr. O’Connell will be determined by the Board in its sole discretion.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual meeting of stockholders (the “Annual Meeting”) on August 1, 2018. As of the close of business on June 15, 2018, the record date for the Annual Meeting, there were 13,145,176 shares of Company common stock outstanding and entitled to vote at the Annual Meeting. Each share of Company common stock was entitled to one vote. Stockholders holding an aggregate of 11,809,827 shares of Company common stock entitled to vote at the Annual Meeting, representing 89.8% of the outstanding shares of Company common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement, as amended, filed with the SEC on June 26, 2018.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -	The six director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Bakewell	10,978,157	55,246	776,424
Michael Eggenberg	10,771,661	261,742	776,424
Michael Mainelli	10,771,682	261,721	776,424
Robert McNamara	10,978,157	55,246	776,424
Jeffrey Peters	10,771,661	261,742	776,424
Matthew Rizzo	10,771,703	261,700	776,424

Proposal No. 2 -	The ratification of the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,760,745	44,917	4,165	0

Proposal No. 3 -	The approval of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,012,653	16,606	4,144	776,424

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

10.2	Form of Employee Stock Option Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

10.3	Form of Employee Restricted Stock Unit Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

10.4	Form of Non-Employee Director Restricted Stock Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Dated: August 3, 2018